STATEMENT OF ADDITIONAL INFORMATION

                  WISDOM FUND

September 28, 2007

                          As supplemented on February 1, 2008

A series of the
NEW PROVIDENCE INVESTMENT TRUST
116 South Franklin Street, Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Telephone 1-877-352-0020

TABLE OF CONTENTS

                                                                                                                                 Page

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	7
PORTFOLIO TRANSACTIONS	9
DESCRIPTION OF THE TRUST	10
MANAGEMENT and OTHER service providers	11
SPECIAL SHAREHOLDER SERVICES	17
DISCLOSURE OF PORTFOLIO HOLDINGS	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	19
NET ASSET VALUE	23
ADDITIONAL TAX INFORMATION	24
ADDITIONAL INFORMATION ON PERFORMANCE	26
FINANCIAL STATEMENTS	29
APPENDIX A - DESCRIPTION OF RATINGS	30
APPENDIX B - PROXY VOTING POLICIES	34

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectuses for the Wisdom Fund (“Fund”), dated the same date as this SAI, as those Prospectuses may be amended or supplemented from time to time, relating to the Fund’s Institutional Class Shares, Class B Shares, Class C Shares, and Investor Class Shares, and is incorporated by reference in its entirety into those Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report is incorporated by reference into this SAI. Copies of the Fund’s Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

OTHER INVESTMENT POLICIES

The Wisdom Fund is a diversified series of the New Providence Investment Trust (“Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The Trust was organized as a Massachusetts business trust on July 9, 1997 under a Declaration of Trust. The following policies supplement the investment objective and policies of the Fund as described in the Prospectuses for the Fund. Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for it under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within 1 to 5 days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Atlanta Investment Counsel, LLC (“Adviser”), investment adviser to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements extending beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper generally matures within a range of two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will purchase Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”), or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings’ power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees”), the Adviser determines the liquidity of the Fund’s investments, and through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Trustees or their delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Trustees and their delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Funding Agreements. Within the limitations on investing in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Borrowing. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of the Fund’s total assets. The Fund may pledge its assets to secure its borrowing. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and reduce the value of the Fund’s assets and the value (and return) of a shareholder’s investment in the Fund. Any and all such borrowing will comply with the requirements of the 1940 Act, which requires, among other things, the maintenance of certain asset coverage tests for such borrowings. In the event the Fund’s borrowing exceeds 5% of its total assets, the Fund will not make any investments. Borrowing may also exaggerate changes in the Fund’s Net Asset Value (“NAV”) and in the return of the Fund. Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund’s performance return.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments to and from the futures broker, called “variation margin”, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Futures can be volatile instruments and can involve certain risks. If the Fund applies a hedge at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

The Fund will write only options on futures contracts which are “covered.” The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while its loss will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund’s return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Fund will not engage in transactions in futures contracts and related options for speculation. In addition, the Fund will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations), would not exceed 5% of the liquidation value of the Fund’s total assets. In instances involving the purchase of futures contracts or the writing of put options thereonby the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period. The risks associated with option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by a Fund and the prices of options: (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Writing Call Options. The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from the Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If the Fund writes a put option, the Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities, or other liquid securities having a value equal to or greater than the exercise price of the option.

The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The Fund may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also purchase call options on securities to close out positions. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. The Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities it intends to purchase. The Fund writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash, U.S. government securities, or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Fund’s use of stock index options is subject to certain risks. The Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in correlation with the prices of the Fund’s put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Defensive Investments. The Fund will normally be at least 90% invested in equity securities. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Fund may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. To the extent that the Fund invests in such securities as a defensive position, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, allow for shareholder redemptions, and provide for Fund operating expenses.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1.

Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2.

Concentrate its investments by investing 25% or more of its total assets in any one industry, unless such concentration of investments in any one industry or group of industries would be necessary, from time to time, in order for the Fund to achieve its objective of investing, as closely as possible, in the same securities known to be owned by Berkshire Hathaway Inc.;

3.	Invest for the purpose of exercising control or management of another issuer;

4.

Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

5.

Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

6.	Participate on a joint or joint and several basis in any trading account in securities;

7.	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; and

8.	Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.

Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2.

Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3.

Invest in the securities of any issuer if those officers of the Trust or Trustees and those officers and directors of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;

4.

Make short sales of securities or maintain a short position, except short sales “against the box.” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales “against the box,” the Adviser has no present intention of engaging in such transactions at this time or during the coming year;

5.	Purchase foreign securities other than those traded on domestic U.S. exchanges; and

6.

Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options, except to the extent permitted by the Fund’s prospectuses and SAI as those documents may be amended from time to time.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. Due to the trading activity of Berkshire Hathaway Inc. and in keeping with the Fund’s objective of investing, as closely as possible, in the same securities known to be owned by Berkshire Hathaway Inc., the Fund’s portfolio turnover has varied from year to year.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Adviser may not give consideration to sales of Fund shares as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell Fund shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. The Adviser is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Adviser may also utilize a brokerage firm affiliated with the Trust or the Adviser if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser or an affiliated person of the Adviser (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, or an affiliated person of the Adviser, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended May 31, 2007, 2006, and 2005, the total amount of brokerage commissions paid by the Fund was $16,622, $26,438, and $23,371, respectively. The decrease in brokerage commissions for the Fund for the fiscal year ended May 31, 2007 was primarily due to a decrease in the number of portfolio transactions due to market conditions.

DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on July 9, 1997. The Trust’s Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of one series, the Fund. The number of shares of each series shall be unlimited. The shares in the Fund have been divided into four classes which are described in two prospectuses: Institutional Class Shares and Class B Shares, Class C Shares, and Investor Class Shares. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multi-class Plan that contains the general characteristics of and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

When used in the Prospectuses or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund’s officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Adviser and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. The Trustees may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for the trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), the interested trustee, as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

Name, Age, And Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, age 75	Trustee	Since 1997	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership)	1

Independent Trustee of the Gardner Lewis Investment Trust for the three series of that trust; The Nottingham Investment Trust II for the six series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Tilson Investment Trust for the two series of that trust, and the DGHM Investment Trust for the one series of that trust (all registered investment companies)

Theo H. Pitt, Jr., age 71	Trustee	Since 2008	Senior Partner, Community Financial Institutions Consulting since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) since September 2003.	1

Independent Trustee of the Gardner Lewis Investment Trust for the three series of that trust; the Hillman Capital Management Investment Trust for the two series of that trust; the Tilson Investment Trust for the two series of that trust; the DGHM Investment Trust for the one series of that trust: and the NCM Capital Investment Trust for the one series of that Trust (all registered investment companies)

			Interested Trustee
C. Douglas Davenport, age 56 Atlanta Investment Counsel, LLC 4161 Harris Trail, NW Atlanta, GA 30327	Trustee, President, Treasurer, Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and Chief Compliance Officer	Trustee since 2008; President, Treasurer, PEO and PFO since 2003; Chief Compliance Officer (since 2004)	President (since 1998) of Atlanta Investment Counsel, LLC (Adviser of the Fund)	1	none
Officers
Jacob S. Brown, age 27	Assistant Treasurer and Assistant Secretary	Since 10/2007	Financial Reporting Manager, The Nottingham Company (administrator to the Fund) since 2003; previously Intern, Sara Lee Corporation (food products and household goods).	n/a	n/a
Vason Hamrick, age 30	Secretary	Since 2007	The Nottingham Company, Corporate Counsel since 2004.	n/a	n/a

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accounting firm on behalf of the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Fund’s last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information. The table below shows the amount of the Fund’s equity securities beneficially owned by the Trustees and the aggregate value of all of each Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2007. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Jack E. Brinson	A	A
Theo H. Pitt, Jr.	A	A
Interested Trustee
C. Douglas Davenport	A	A

                                   * The Fund is the only series of the Trust.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of December 31, 2007, the Independent Trustees and/or their immediate family members owned no securities of the Adviser, distributor, or any entity controlling, controlled by, or under common control with the Adviser or distributor.

Compensation. Trustees who are interested persons of the Trust or the Adviser and officers of the Trust will receive no salary or fees from the Trust. Other Trustees will receive $4,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Compensation Table*

Name of Independent Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustee**
Jack E. Brinson*	$3,250	N/A	N/A	$3,250
Theo C. Pitt, Jr.**	N/A	N/A	N/A	N/A

* The figures in the table above for Mr. Brinson are for the fiscal year ended May 31, 2007. Mr. Brinson served as the sole  Trustee for the one fund of the Trust for the fiscal year ended May 31, 2007.

** Mr. Pitt was elected  Trustee for the one fund of the Trust on January 31, 2008, so he did not receive any compensation  from the Fund in the fiscal year ended May 31, 2007.

Codes of Ethics. The Trust and the Adviser each have adopted a code of ethics (“Codes”), as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. The Trust has adopted a Proxy Voting and Disclosure Policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863. This information is also available on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Voting Securities. As of January 15, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of shares of the Fund as of January 15, 2008.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
INSTITUTIONAL CLASS SHARES
John M. Templeton, Jr. 601 Pembroke Road Bryn Mawr, PA 19010	163,375.851 shares	41.31%*
John Ezra Irrevocable Trust Gail J. Zimmerman, Trustee 2361 Trojan Drive Casper, WY 82609	137,063.193 shares	34.65%*
John K. Donaldson 750 Park Ave NE 37 SW Atlanta GA 30326	23,269.888 shares	5.88%
Gail Zimmerman Revocable Trust DTD 11/14/1991 2361 Trojan Drive Casper, WY 82609	23,269.888 shares	5.88%

CLASS B SHARES

None

CLASS C SHARES

None

INVESTOR CLASS SHARES

NFS LLC FMT CO CUST IRA Rollover FBO Josephine Joan Templeton 601 Pembroke Road Bryn Mawr, PA 19010	31,274.713 shares	6.76%

*      Pursuant to applicable SEC regulations, these shareholders are deemed to control the Fund. Additionally, Mr. Templeton is a control person of the Adviser by ownership; and the John Ezra Irrevocable Trust is a Trust established in the state of Wyoming.

Investment Adviser. Information about Atlanta Investment Counsel, LLC, 4161 Harris Trail, NW Atlanta, Georgia 30327, and its duties and compensation as adviser is contained in the Prospectuses. The Adviser is controlled through ownership by John K. Donaldson and John M. Templeton, Jr., M.D.; the estate of Anne D. Zimmerman, M.D. holds a non-controlling interest in the Adviser. Dr. John Templeton, Jr. is a physician. The Adviser supervises the Fund’s investments pursuant to an Investment Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by vote of a majority of the Fund’s outstanding voting securities or by vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Adviser is responsible for investment decisions and provides the Fund with portfolio manager(s) who are authorized by the Trustees to execute purchases and sales of securities. The portfolio manager for the Fund is C. Douglas Davenport, J.D.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser will receive a monthly management fee equal to an annual rate of 0.50% of the Fund’s net assets of $500 million and less, and 0.40% of the Fund’s net assets greater then $500 million with the fee being allocated on a pro rata basis across each class of shares of the Fund. For the fiscal year ended May 31, 2007, the Adviser received $158,823. For the fiscal year ended May 31, 2006, the Adviser received $207,402 in such fees. For the fiscal year ended May 31, 2005, the Adviser received $249,247 in such fees.

Portfolio Manager

Compensation. C. Douglas Davenport, J.D. is the portfolio manager of the Fund. He is not responsible for the day-to-day management of any other accounts. He is a principal of the Adviser and his compensation consists of a fixed annual salary. The only client of the Adviser is the Fund.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of May 31, 2006 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Wisdom Fund
C. Douglas Davenport, J.D.	None

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company (“Administrator”), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (i) procures a custodian on behalf of the Trust, and coordinate and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities, and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund for fund administration fees, is at the annual rate of 0.125% on the first $50 million of the Fund’s net assets; 0.10% on the next $50 million; and 0.075% on all assets over $100 million with a minimum fund administration fee of $2,000 per month. The Administrator currently receives a monthly fund accounting fee of $2,250 for accounting and recordkeeping services for the Fund with an additional $750 per month for each additional class of shares and an annual asset based fee of 0.01% of the Fund’s net assets. For the fiscal year ended May 31, 2007, the Administrator received for its services fund accounting fees of $57,177 and fund administration fees of $39,706. For the fiscal year ended May 31, 2006, the Administrator received for its services fund accounting fees of $58,148 and fund administration fees of $51,851. For the fiscal year ended May 31, 2005, the Administrator received for its services fund accounting fees of $58,985 and fund administration fees of $62,312. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund’s net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has contracted with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated based upon a shareholder servicing fee of $15 per shareholder per year, subject to a minimum fee of $1,500 per month, plus a $500 per month minimum fee for each additional class of shares. For the fiscal years ended May 31, 2007, 2006, and 2005, the Transfer Agent received $36,491, $44,271, and $53,623, respectively, in such shareholder servicing fees.

Distributor. Capital Investment Group, Inc. (“Distributor”), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (“Distribution Agreement”) approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days’ prior written notice to the other party may terminate the Distribution Agreement.

Prior to July 15, 1999, Donaldson & Co., Incorporated, served as the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. Donaldson & Co., Incorporated is affiliated with the Adviser. John K. Donaldson, an affiliated person of the Fund, is also an affiliated person of the Adviser and owner of Donaldson & Co., Incorporated.

Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2007 were $30,413, of which $4,170 was paid to the Distributor. Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2006 were $23,549, of which $3,390 was paid to the Distributor. Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2005 were $42,995, of which $6,111 was paid to the Distributor.

Custodian. U.S. Bank, N.A. (“Custodian”), Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus related additional out-of-pocket and transaction expenses incurred by the Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, a wholly-owned affiliate of the Administrator, assists the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual and assist in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Briggs, Bunting & Dougherty LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, to serve as the independent registered public accounting firm for the Fund, audit the annual financial statements of the Fund, prepare the Fund’s federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent auditors audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI upon request of a shareholder or prospective investor.

Legal Counsel. Kilpatrick Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their accounts. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $2,500 or more in Class B Shares, Class C Shares, or Investor Class Shares, or a value of $25,000 or more in Institutional Class Shares, may establish a systematic withdrawal plan for the applicable class of shares. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Fund Shares - Signature Guarantees” in the Prospectuses). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by duly authorized officers and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

Wisdom Fund
c/o NC Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Purchasing Fund Shares – Determining a Fund’s Net Asset Value” in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and instructions for distribution of dividends and capital gains; (iv) signature guarantees (See the Prospectuses under the heading “Redeeming Fund Shares - Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund and Adviser generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website athttp://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or the officers of the Adviser may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar month. The Fund will generally make this information available to the public on its website at http://www.nottinghamco.com within three business days following the end of the calendar month and such information will remain available until new information for the next month is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and trading entities until one day after such information has been publicly disclosed on the Fund’s website.

The officers of the Fund and/or Adviser may share non-public portfolio holdings information with the Fund’s service providers who require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel, and proxy voting service as identified in the Fund’s Prospectuses and SAI; RiskMetrics Group, a company that provides financial and economic information services to the Fund; and V.G. Reed & Sons, PrintGrafix (a division ofSunbelt Graphic Systems, Inc.), PrinterLink Communications Group, Inc., and Riverside Printing, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Adviser determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis. The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is normally determined at the time regular trading closes on the New York Stock exchange (“NYSE”) on days the NYSE is open for regular trading, (currently, 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier) as described under “Net Asset Value” above. The Fund’s net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares, (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discounts and Brokerage Commissions as % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.75%
$250,000 but less than $500,000	2.56%	2.50%	2.25%
$500,000 or more	2.04%*	2.00%*	1.75%

The Distributor may, out of its own resources and assets, pay to broker-dealers commissions on shares sold in Class B Shares and Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge (“CDSC”) if redeemed. The Distributor will pay such broker-dealers a commission of 4% of the amount invested in Class B Shares subject to a CDSC. For purchases of Class C Shares, the Distributor may pay out of its own resources a commission of 1% of the amount invested in the Fund.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers that have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Plans Under Rule 12b-1. The Fund has adopted separate Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for the Investor Class Shares, Class B Shares, and Class C Shares (see “Distribution of the Fund’s Shares” in the respective prospectus for the Investor Shares, Class B Shares, and Class C Shares).

As required by Rule 12b-1, each Distribution Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of each Distribution Plan and the Distribution Agreement. The Trustees must consider the continuation of each Distribution Plan annually.

Potential benefits of each Distribution Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.

Under each Distribution Plan, the Fund may expend up to 0.25% of the Fund’s average daily net assets of the Investor Class Shares and 1.00% of the Fund’s average daily net assets of the Class B Shares and Class C Shares annually to finance any activity primarily intended to result in the sale of shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who services shareholders may not exceed 0.25% of the average annual net asset value of each class of shares.

Each Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Fund with respect to each class of shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Distribution Plan and in connection with their annual consideration of renewal of each Distribution Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective shareholders with respect to each class of shares of the Fund; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to each class of shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of each class of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Trust and the Fund, including the performance of the Fund; (v) training sales personnel regarding each class of shares of the Fund; (vi) compensation to broker-dealers and sales personnel; and (vii) financing any other activity that the Distributor determines is primarily intended to result in the sale of each class of shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amounts paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Distribution Plans.

Payments under the Fund’s Distribution Plans for the fiscal year ended May 31, 2007 totaled$122,877, and $71,584, $19,469, for the Class B Shares, Class C Shares, and Investor Class Shares, respectively. Payments under the Fund’s Distribution Plans for the fiscal year ended May 31, 2006 totaled $138,451, $91,392, and $34,335 for the Class B Shares, Class C Shares, and Investor Class Shares, respectively. Payments under the Fund’s Distribution Plans for the fiscal year ended May 31, 2005 totaled $150,596, $92,121, and $51,562 for the Class B Shares, Class C Shares, and Investor Class Shares, respectively. These payments were spent primarily on compensation to broker-dealers for the sale of shares in the applicable class.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower front-end sales charge for Investor Class Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Adviser and sold with a sales charge. For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Adviser and sold with a sales charge at the total public offering price of $250,000, and purchases Investor Class Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Investor Class Shares at the public offering price applicable to the total of (i) the total public offering price of the Investor Class Shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Adviser and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge for Investor Class Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Class Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Adviser and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Prospectus for the Investor Class Shares or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Class Shares in Investor Class Shares or in shares of another series of the Trust affiliated with the Adviser and sold with a sales charge, within 90 days after the redemption. If the other fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the fund to be acquired must be registered for sale in the investor’s state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in front-end sales charges apply to purchases by a single “person,” including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.” The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company. For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Adviser, employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Adviser. Clients of investment advisers and financial planners may also purchase Investor Shares at net asset value if the investment adviser or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Redemptions. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectuses under “Redeeming Fund Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

NET ASSET VALUE

The net asset value and offering price of each class of shares of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The net asset value of each class of shares is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value per share of each class of the Fund will not be calculated.

In computing the net asset value for a class of shares of the Fund, all class specific liabilities incurred or accrued are deducted from the net assets of that class. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result is the net asset value per share of that class. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees. Values are determined according to accepted accounting practices and all applicable laws and regulations. Using methods approved by the Trustees, the assets of the Fund are generally valued as follows:

•

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•

Options are valued as follows: (1) exchange-listed options are valued at the last quoted sales price at the time of valuation. For purposes of determining the primary exchange the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Adviser identifies a different primary exchange for the option and (ii) if the option does not trade on the CBOE, the Adviser identifies the primary exchange for the option; (2) unlisted options for which market quotations are readily available are valued at the last quoted sales price at the time of valuation; (3)if an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask price at the time of valuation; and (4) an option may be valued at fair value when (i) the option does not trade on the valuation date and (ii) reliable last quoted bid and ask prices are not available.

•

Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

For the fiscal years ended May 31, 2007, 2006, and 2005, net expenses of the Fund were $682,687, $793,410, and $907,331 respectively, after fee waivers and expense reimbursements.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities, or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series’ business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service (“IRS”) Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD which are attributed to certain dividend income received by the Fund.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received the dividend in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any tax-exempt dividend as an exempt-interest dividend, (iii) any distribution of long-term capital gains as a capital gain dividend, and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Ifthe Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) of the Fund level. In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series’ current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2008) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.” Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, its agents or independent contractors are located, or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if it reduces the net asset value of shares below the shareholder’s cost and thus, in effect, results in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period for a particular class of shares of the Fund that would equate an initial investment in the particular class of shares of the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts. Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods. When considering average annual total return figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund’s performance for any specified period in the future.

The Fund may also compute the “cumulative total return” of each class of shares of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner, as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return after taxes on fund distributions of each class of shares of the Fund assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, assuming the applicable maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the applicable Prospectus, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption of each class of shares of the Fund assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment, assuming the applicable maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the applicable Prospectus, and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund’s performance for any specified period in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown, and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. The Fund may also quote other average annual total return and cumulative total return information that does not reflect the effects of the sales loads.

The average annual total returns before taxes of the Institutional Class Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations of the Institutional Class Shares (February 16, 1999) through May 31, 2007 were 19.82%, 7.28%, and 6.72%, respectively. The cumulative total return before taxes of the Institutional Class Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 71.53%. The average annual total returns after taxes on distributions of the Institutional Class Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007 were 18.47%, 6.78%, and 6.22%, respectively. The cumulative total return after taxes on distributions of the Institutional Class Shares of the Fund for the period since the date of commencement of operations through May 31, 2007 was 64.92%. The average annual total returns after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007 were 14.51%, 6.21%, and 5.69%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the period since the date of commencement of operations through May 31, 2007 was 64.92%.

The average annual total returns before taxes of the Class B Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations of the Class B Shares (November 16, 1999) through May 31, 2007 were 18.59% [14.59% with the maximum CDSC], 6.21% [6.05% with the maximum CDSC], and 6.00%, respectively. The cumulative total return before taxes for the Class B Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 55.16%. The average annual total returns after taxes on distributions of the Class B Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007were 17.19% [13.19% with the maximum CDSC], 5.69% (5.53% with the maximum CDSC), and 5.58%, respectively. The cumulative total return after taxes on distributions for the Class B Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 50.59%. The average annual total returns after taxes on distributions and sale of shares of the Class B Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007 were 13.80% [11.20% with the maximum CDSC], 5.27% (5.14% with the maximum CDSC), and 5.12%, respectively. The cumulative total return after taxes on distributions and sale of shares for the Class B Shares of the Fund for the period since the commencement of operations through May 31, 2007 was50.59%.

The average annual total returns before taxes of the Class C Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations of the Class C Shares (November 16, 1999) through May 31, 2007 were 18.66%, 6.24%, and 6.01%, respectively. The cumulative total return before taxes for the Class C Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 55.35%. The average annual total returns after taxes on distributions of the Class C Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007 were 17.26%, 5.72%, and 5.62%, respectively. The cumulative total return after taxes on distributions for the Class C Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 51.02%. The average annual total returns after taxes on distributions and sale of shares of the Class C Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007 were 13.83%, 5.30%, and 5.15%, respectively. The cumulative total return after taxes on distributions and sale of shares for the Class C Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 51.02%.

The average annual total returns before taxes of the Investor Class Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations of the Investor Class Shares (February 16, 1999) through May 31, 2006 were 19.63% [12.75% with the maximum sales load], 7.01% [5.75% with the maximum sales load], and 6.45% [5.69% with the maximum sales load], respectively. The cumulative total return before taxes for the Investor Class Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 67.91% [58.26% with the maximum sales load]. The average annual total returns after taxes on distributions of the Investor Class Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007 were 18.27% [11.47% with the maximum sales load], 6.50% (5.25% with the maximum sales load), and6.00% [5.24% with the maximum sales load], respectively. The cumulative total return after taxes on distributions for the Investor Class Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 62.05% [52.73% with the maximum sales load]. The average annual total returns after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the one-year and five-year periods ended May 31, 2007 and for the period since the date of commencement of operations through May 31, 2007 were 14.41% [9.84% with the maximum sales load], 5.97% [4.87% with the maximum sales load], and 5.48% [4.81% with the maximum sales load], respectively. The cumulative total return after taxes on distributions and sale of shares for the Investor Class Shares of the Fund for the period since the commencement of operations through May 31, 2007 was 62.05% [52.73% with the maximum sales load].

These performance quotations should not be considered as representative of the Fund’s performance for any specified period in the future.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the

United States securities markets. The Fund may also measure its performance against the appropriate Lipper fund index, which ranks the performance of mutual funds that have similar investment objectives and portfolio holdings. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Adviser. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

•

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund’s Prospectuses to obtain a more complete view of the Fund’s performance before investing. Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended May 31, 2007, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized statistical securities rating organizations (each a “NRSSRO”) are described below. A rating by a NRSSRO represents its opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(r) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only by a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa– Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa– Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A– Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or its support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings.There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes the lowest expectation of credit risk. It is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. It indicates very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. A rating of BB is considered speculative and a rating of B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating of CC indicates that default of some kind appears probable, while a rating C signals imminent default. A rating of DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Adviser’s Proxy Voting Policy and Procedures.

NEW PROVIDENCE INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the New Providence Investment Trust (“Trust”) and its single series of shares, the Wisdom Fund (“Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that Atlantic Investment Counsel, LLC (“Adviser”), as the Fund’s investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and
(2)

to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to the Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Adviser is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Adviser with respect to a matter to which the Fund is entitled to vote, a vote by the Adviser shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with the Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov/. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI. Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

ATLANTA INVESTMENT COUNSEL, LLC

PROXY VOTING POLICY AND PROCEDURES

Atlanta Investment Counsel, LLC (“Adviser”) votes clients’ securities on behalf of its clients. Additionally, Adviser may provide voting recommendations and suggestions to clients who opt to vote their own proxies.

Clients will be notified of Adviser’s practice of voting client securities by disclosure in the client’s advisory contract and/or the Form ADV.

Proxy Voting Procedures

Adviser takes its fiduciary obligation seriously. Adviser will vote all client securities in the best interest of the client. Any conflicts of interest Adviser may have with respect to voting clients’ securities will be fully disclosed to clients and the clients’ consent will be obtained before voting.

Adviser will take precautions to ensure that proxies will not be ignored. Adviser will maintain records of the proxies received and note the deadlines for when votes must be cast. Adviser understands the obligation it has assumed to vote client securities.

Adviser takes the following steps to monitor corporate actions to assist it in determining whether or not to vote proxies and how to vote proxies.

•	Reviews press releases about the companies
•	Monitors changes in management of the companies

There may be occasions where Adviser determines the best course of action to take on a particular vote is to abstain or to refrain from voting, such as when Adviser determines that the cost of voting the proxy exceeds the benefits to the client.

The sources of research and information Adviser uses to assist it in determining how to vote client securities include but are not limited to:

•	Information sent in annual reports and any information sent with proxies explaining the issues up for vote, including proxy statements.
•	Press releases
•	Industry periodicals, magazines and newspapers

Adviser may periodically consult a third party who may or may not have any relationship with the securities being voted. Adviser will attempt to gather as much information as is needed to make an informed vote that is in the best interest of clients. It is Adviser’s utmost goal to clearly understand the issues, how different parties are being affected, the results to the client, and the intent of the company.

Adviser will provide clients at the beginning of the advisory relationship with a copy of its proxy voting process. Additionally, Adviser will advise clients that they may request a copy of Adviser’s proxy voting policies and procedures at any time by writing to the adviser. Further, clients will be advised that they will receive information on how their securities were voted upon Adviser’s receipt of client’s written request for such information.

Generally, Adviser will vote client proxies via the paper proxy sent through the mail or on-line, provided instructions are given for on-line voting. Paper proxy notices and related information received by Adviser will be maintained in a file in Adviser’s office. Additionally, Adviser will maintain a record and evidence reflecting how each client’s proxies were voted and make such documentation available to clients upon request, whether proxies are voted in hard copy or on-line.

C. Douglas Davenport votes all proxies. Mr. Davenport will receive no benefit by voting clients’ securities in a certain way or by not voting. His votes are cast in way that he believes are solely in the best interest of the client.

Adviser’s Proxy Voting Guidelines

Generally, Adviser uses the following guidelines when voting client securities:

•

Neutral issues such as the retention or appointment of accounting or audit services are typically voted yes. However, should an accounting or audit firm be subject to industry scrutiny, Adviser will evaluate the potential allegations or reasons for scrutiny and determine whether it would be in clients’ best interest to vote no. Adviser has no relationship with any particular accounting or audit firm used by the companies in which clients may hold securities.

•

Generally, issues related to executive compensation, incentive stock options, executive recruiting or any matter giving the company latitude in compensation matters or similar matters that could potentially be used to act in the company’s best interest rather than clients’ best interest will typically be voted no.

•

Adviser’s voting decision will be based on its understanding of the issues, its belief that clients will not be adversely affected by the issue, and its belief that the issue, if passed or declined upon, will not be self serving to the company.

Conflicts of Interest

Adviser does not have any conflicts of interest that would cause Adviser to not act in the best interest of its clients. Adviser is not affiliated nor is Adviser controlling or controlled by or under the same control of any of the companies for which clients own securities. Additionally, Adviser is not compensated in any way by the companies in which clients own securities.

If a conflict of interest should arise, Adviser will disclose such conflict to its clients and will obtain their consent before voting.

Disclosure of conflicts of interest will be included in the Disclosure Brochure and/or by a separate written statement.

Book and Record Keeping

Adviser will retain the following in accordance with applicable laws and regulations:

1.	Proxy voting policy and procedures.
2.	Copy of each proxy statement received by Adviser.
3.	Records of each vote cast by Adviser on behalf of each client.
4.

Records of supporting documentation used, referenced or created by Adviser to assist in making a decision on how to vote or not to vote a proxy or records memorializing the basis for a voting decision.

5.	Records of clients requesting or copies of client requests for voting information and evidence that the information was provided, including any written response by Adviser.
6.

Records of clients requesting or copies of client requests for a copy of Adviser’s proxy voting policies and procedures and evidence that the information was provided, including any written response by Adviser.

Adviser will generally maintain all records relating to proxies that were received and voted and how they were voted. However, to the extent Adviser contracts with a third party or enters into any other arrangement with a third party for the maintenance of books and records related to proxy voting, Adviser will ensure there is a written undertaking entered into with the third party to help ensure documentation is maintained.

Requests for Information

Clients may request evidence of how their proxies were voted and copies of Adviser’s written policies and procedures covering proxy voting by writing to the Adviser at Atlanta Investment Counsel, LLC, 3717 Haddon Hall Road, NW, Atlanta, GA 30327. Documentation or a record must be maintained of any client requests, whether written or oral. Adviser will give the same care and diligence whether requests are oral or written. Additionally, Adviser must maintain evidence that the client was provided the information requested. All requests must be fulfilled within a reasonable amount of time and without undue delay.

ATLANTA INVESTMENT COUNSEL, LLC’S

PROXY VOTING PROCESS CLIENT DISCLOSURE

This is a concise overview of Atlanta Investment Counsel, LLC’s(hereinafter referred to as “Adviser”) proxy voting process. Clients may obtain a complete copy of Adviser’s written policies and procedures upon request to Adviser. Requests should be in writing and clearly state the information client is requesting. Requests should be made to the address below. For the convenience of the client, a request form has been provided below.

Conflicts of Interest

Adviser takes its fiduciary obligation seriously. Adviser will vote all client securities in the best interest of the client. Any conflicts of interest Adviser may have with respect to voting clients’ securities will be fully disclosed to clients and each client’s consent will be obtained before Adviser votes such securities. Adviser does not have any conflicts of interest that would cause Adviser to not act in the best interest of its clients. Adviser is not affiliated, controlling or controlled by or under the same control as any of the companies for which clients own securities. Additionally, the companies for which clients own securities do not compensate Adviser in any way.

Disclosure of conflicts of interest will be included in the Disclosure Brochure and/or by a separate written statement.

Disclosure of Voting Information

Clients may contact Adviser at any time to obtain information regarding how client’s securities were voted. Clients should send a written request for information on how their securities were voted to the address below or by use of the attached request form.

Proxy Voting Process

Adviser will monitor the receipt of all clients’ proxies and maintain a record of all proxies received for each year. Adviser will take note of the deadline for casting votes for each proxy. As proxies and information explaining the issues presented for vote are received, Adviser will evaluate the issues to determine how to vote. Votes will be cast in a way so as to act in the best interest of the client. On certain occasions, Adviser may determine that not voting a proxy would be in the best interests of its clients. Proxies will be voted consistently.

Proxy Voting Guidelines

Generally, Adviser uses the following guidelines when voting client securities:

•

Neutral issues such as the retention or appointment of accounting or audit services are typically voted yes. However, should an accounting or audit firm be subject to industry scrutiny, Adviser will evaluate the potential allegations or reasons for scrutiny and determine whether it would be in clients’ best interest to vote no. Adviser has no relationship with any particular accounting or audit firm used by the companies in which clients may hold securities.

•

Generally, issues related to executive compensation, incentive stock options, executive recruiting or any matter giving the company latitude in compensation matters or similar matters that could potentially be used to act in the company’s best interest rather than clients’ best interest will typically be voted no.

•

Adviser’s voting decision will be based on its understanding of the issues, its belief that clients will not be adversely affected by the issue, and its belief that the issue, if passed or declined upon, will not be self serving to the company.

Typically, Adviser will vote proxies via hard copy voting ballot or on-line as instructed by the proxy voting instructions. Upon Adviser casting all its votes, evidence that the proxies were voted and how each proxy was voted will be maintained in Adviser’s office. All client information is confidential.

Atlanta Investment Counsel, LLC

3717 Haddon Hall Road, NW

Atlanta, GA 30327

(404) 841-6132

REQUEST FOR PROXY VOTING INFORMATION FORM

ATLANTA, INVESTMENT COUNSEL, LLC

The below signed client requests Atlanta Investment Counsel, LLC to send the following information to client to the address of record or the address listed below.

[ ]	A copy of Atlanta Investment Counsel, LLC’s Proxy Voting Policies and Procedures.

[ ]	Documentation of how each of client’s proxies were voted by Atlanta Investment Counsel, LLC.

Please send the above requested information to my address of record or the address stated below:

__________________________________

__________________________________

__________________________________

__________________________________

Dated:_______________________________, 20__________

Signed by:

____________________________________         _________________________________

____________________________________         _________________________________

Print Name                                                                Print Name

INVESTMENT ADVISER PROXY VOTING INSTRUCTIONS

Informational purposes only. Not for distribution or for inclusion in the policies and procedures.

Rule 206(4)-6 requires investment advisers registered or required to be registered under section 203 of the Investment Advisers Act to comply with certain procedures should the investment adviser exercise voting authority over client securities. Investment Advisers who exercise voting authority over client securities must do the following:

1.

Adopt and implement written policies and procedures reasonably designed to ensure the Investment Adviser votes client securities in the best interest of the client and disclose how conflicts of interest are resolved when voting the securities.

2.

Prepare a written disclosure statement to be provided to clients outlining the Investment Adviser’s proxy voting process and offer to deliver upon request a copy of Investment Adviser’s written policies and procedures.

3.	Disclose to client how they may obtain information from the Investment Adviser about how their securities were voted.
4.	Maintain a record of any client requests for information and evidence that Adviser responded to the requests.
5.	Maintain documentation of any information material to the Adviser making a decision on how to vote proxies or that memorializes the basis for voting proxies.

Investment Advisers should ensure:

•	Disclosure is included in the Form ADV that proxies are voted.
•	Client authorization is obtained for the Investment Adviser to vote the client’s securities. Such authorization can be included in the advisory agreement.
•	Obtain client consent to any conflicts of interest disclosed by Adviser with respect to voting clients’ securities.

The following language can be included in the advisory agreement to obtain client consent to vote proxies. Additionally, any conflicts of interest should be disclosed and client’s acknowledgement of their understanding obtained. Investment Advisers are recommended and encouraged to obtain client initials to demonstrate the client clearly understood the consent they were giving.

Client hereby authorizes Adviser to vote all Client’s proxies which are received by Adviser for securities held in the Account. Adviser may have a conflict of interest when voting securities involving ________________. Client acknowledges understanding of the conflicts of interest and expressly authorizes Adviser to vote the securities held in the Account. Client acknowledges receipt of Adviser’s proxy voting process and understands that a request for Adviser’s written policies and procedures for proxy voting may be obtained at any time. Further, client may request information on how Client’s securities were voted upon request to Adviser.

Client hereby acknowledges receipt of Adviser’s Proxy Voting Process Client Disclosure.

            Initials: _______     _______

Investment Advisers must maintain the books and records as described and set forth in the policies and procedures and in accordance with applicable laws. Books and records should be maintained in an orderly fashion to retain each proxy voted, how it was voted, for what year the vote was cast and documentation to evidence how the Investment Adviser determined how to vote the securities.

Additionally, Investment Advisers should include disclosure in the Form ADV advising clients that they may request a copy of Investment Adviser’s policies and procedures on proxy voting and evidence on how client’s securities were voted by Adviser upon written request.

Included with this package are written policies and procedures and a client proxy voting process disclosure. Be advised that the policies and procedures must be pertinent to how the Investment Adviser votes securities and determines how to vote securities. Policies and procedures and disclosures to client may not be mere boilerplate. Therefore, Investment Advisers must think carefully through the process of voting clients’ securities and create policies and procedures around that process.

Investment Advisers must initially distribute to all clients the Proxy Voting Process disclosure. The disclosure includes language advising the client they may request a copy of Investment Adviser’s Proxy Voting policies and procedures and evidence on how the client’s securities were voted upon request. It is advisable, though not required by rule, to redistribute annually a disclosure advising the client that Investment Adviser’s proxy voting policies and procedures and evidence on how the client’s securities were voted are available upon request. Including the disclosure on an invoice, quarterly statement or other mail would be sufficient.

A file should be maintained containing evidence that the disclosure was initially sent and provided to each client. A copy of the disclosure, any cover letter sent to clients and a list of clients to whom the document was sent will suffice.